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Exhibit 10.12

                               SECOND AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND LOAN INSTRUMENTS (the "Amendment") is made effective as of December 31, 2003 by and among AQUIS WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("Borrower"); and FINOVA CAPITAL CORPORATION ("Lender"), a Delaware corporation.

                                   BACKGROUND

         A. Borrower and Lender have previously entered into that certain Second Amended and Restated Loan Agreement dated August 12, 2002, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated March 29, 2003 (collectively, the "Loan Agreement").

         B. Borrower and Lender now agree to amend the Loan Agreement so as to remove certain financial covenants contained in the Loan Agreement, and to amend the payment terms of the Loan Agreement as described in this Amendment.

         NOW, THEREFORE, in consideration of foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

                                      TERMS

         1. CAPITALIZED TERMS. For purposes of this Amendment, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement.

         2. CONFIRMATION OF BACKGROUND. Borrower hereby ratify, confirm and acknowledge that the statements contained in the foregoing Background are true and that the Loan Instruments are valid, binding and in full force and effect as of the date hereof and fully enforceable against Borrower in accordance with the terms thereof. Borrower further acknowledge and agree that nothing contained in this Amendment shall be deemed to impair, reduce or release in any manner whatsoever any of the obligations of such Loan Party under the Loan Instruments.

         3. GENERAL ACKNOWLEDGMENTS. Borrower hereby acknowledge and agree as follows:

         (a) Neither this Amendment nor any other agreement entered into in connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation or release of any of the Loan Instruments or any rights or obligations thereunder, or a waiver by Lender of any of its rights under the Loan Instruments or at law or in equity, except as expressly provided for herein;

         (b) All liens, security interests, rights and remedies granted to the Lender in and under the Loan Instruments are hereby renewed, confirmed and continued, and shall also secure the performance by Borrower of their respective obligations hereunder; and

         (c) If at any time a payment or payments made by any Loan Party on any part of the Obligations are subsequently invalidated, declared to be fraudulent or preferential, and are set aside or are required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the Obligations intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made.

         4. CHALLENGE TO ENFORCEMENT. Borrower acknowledges and agrees that it does not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Instruments, or the enforcement of any of the terms or conditions thereof.

         5. ELIMINATION OF FINANCIAL COVENANTS. Section 7.6, Section 7.18,
Section 7.19 and Section 7.20 of the Loan Agreement are hereby deleted in their entirety from the Loan Agreement and shall no longer be of any force or effect.

         6. AMENDMENT OF PAYMENT TERMS. (a) Subsection 2.4.1 and subsection
2.4.2 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

         2.4.1 Quarterly Excess Cash Payments. Until the Maturity Date, on the first business day of each fiscal quarter beginning with the fiscal quarter ending March 31, 2004, Borrower shall pay to Lender payments equal to Borrower's Excess Cash, as determined at the close of business on the last day of the preceding fiscal quarter (the "Test Date"). Such payments shall be first applied to accrued interest and then to outstanding principal. For purposes of this subsection 2.4.1, "Excess Cash" shall mean (i) the aggregate amount of funds in Borrower's bank accounts that are in excess of $350,000, less (ii) all amounts reflected by wires or checks (or similar instruments) that have been initiated or issued by Borrower prior to the Test Date, but that have not yet cleared Borrower's bank accounts. In addition to the payments provided for above, as of the execution of this Amendment, Borrower shall pay to Lender a one-time payment on the date hereof equal to Borrower's Excess Cash as determined on the date of this Amendment.
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         2.4.2 Payment at Maturity. Subject to subsection 2.4.1, subsection
2.4.3 and subsection 2.8.2, the Aggregate Principal Balance as of the Maturity Date, if any, together with all accrued and unpaid interest thereon and all other sums which then are due and payable pursuant to the terms of the Loan Instruments, shall be due and payable in full on the Maturity Date.

         (b) Section 2.8.2(a) and the definition of "Required Prepayment" (and all references to such section and such definition) are hereby deleted in their entirety from the Loan Agreement and shall no longer be of any force or effect.


         7. ADDITIONAL DOCUMENTS AND FUTURE ACTIONS BY BORROWER. Borrower will, at their sole cost, take such actions and provide Lender from time to time with such agreements, financing statements and additional instruments, documents or information as Lender may in its discretion deem necessary or advisable to perfect, protect, maintain or enforce the security interests in the Collateral or to carry out the terms of the Loan Instruments. Borrower hereby authorize and appoint Lender as their attorney-in-fact, with full power of substitution, to take such actions as Lender may deem advisable to protect the Collateral and its interests thereon and its rights thereunder, to execute on Borrower' behalf and file at Loan Parties' expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Lender to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Borrower' behalf such other documents and notices as Lender may reasonably deem advisable to protect the Collateral and its interests therein and its rights thereunder. Such power being coupled with an interest is irrevocable.

         8. ADDITIONAL ACTIONS AND FUTURE ACTIONS BY LENDER. Lender agrees that this Amendment has the effect of amending the Loan Instruments as necessary to effect the intent of the amendments set forth in Section 7 and 8 hereof. To the extent that Lender or Borrower determine that the Loan Instruments need to be further amended to give full effect the amendments to the Loan Agreement set forth in Section 7 and 8 of this Amendment, Lender agrees that it will cooperate with Borrower to amend such Loan Instruments.

         9. FEES, COSTS, EXPENSES AND EXPENDITURES. Each party will pay all of its own expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, whether or not the transactions contemplated hereunder are consummated.

         10. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Amendment or under Loan Instruments shall be made in accordance with the provisions of the Loan Agreement.

         11. TIME OF ESSENCE. Time is of the essence of this Amendment.

         12. BINDING EFFECT. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns. All obligations of Borrower under this Amendment and the other Forbearance Documents are the joint and several obligations of each Loan Party.

         13. SEVERABILITY. The provisions of this Amendment and all other Loan Instruments are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

         14. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Amendment and the Loan Instruments shall not inure to the benefit of any third party.

         15. MODIFICATIONS. No modifications of this Amendment or any of the shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

         16. LAW GOVERNING. This Amendment will be construed in accordance with and governed by the laws of the state of Arizona.

         17. HEADINGS. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

         18. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         19. ENTIRE AGREEMENT. This Agreement, together with the Loan Agreement and the Loan Instruments, constitutes the entire agreement among the parties hereto concerning the subject matter set forth herein and supersedes all prior or contemporaneous oral and/or written agreements and representations not contained herein concerning the subject matter of this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, intending to be legally bound hereby.

                           BORROWER:

                           AQUIS WIRELESS COMMUNICATIONS, INC., a
                                    Delaware corporation

                           By:   /s/ Brian Bobeck
                               ---------------------------------------------
                           Title: President and CEO


                                    LENDER:

                           FINOVA CAPITAL CORPORATION


                           By: /s/   David Sands
                               ---------------------------------------------
                           Title: Vice President